OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  September 30, 2007
                                                 Estimated average burden
                                                 hours per response.....19.4



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02239

                          Pioneer Interest Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2007 through June 30, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    INTEREST
                                     SHARES

                                       MUO
                                  Ticker Symbol


                                   Semiannual
                                     Report

                                     6/30/07



                              [LOGO] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         2
Portfolio Management Discussion                                               4
Portfolio Summary                                                             8
Prices and Distributions                                                      9
Performance Update                                                           10
Schedule of Investments                                                      11
Financial Statements                                                         18
Notes to Financial Statements                                                22
Trustees, Officers and Service Providers                                     28

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. Those were particularly useful guides during the past year, as U.S. and global stock and bond markets grew strongly during the period.

In the first half of 2007, U.S. equity markets proved resilient in the face of a slowing economy. The Standard & Poor's 500 Stock Index set a record high in late May and returned 7% in the first half of the year. The Dow Jones Industrial Average returned 9%, building on a five-year bull market. International developed and emerging markets equities performed even better than U.S. equities, with the MSCI EAFE (developed market) Index returning 11% and the MSCI Emerging Markets Index returning 18% in the first half of 2007.

The general U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 1% in the first half, as rising bond yields produced price declines that partially offset income earned. The high yield market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned 3%, reflecting its higher yields and continuing investor confidence in the strength of the U.S. economy.

The United States has enjoyed a cyclical recovery with strong economic growth. While the growth has slowed recently, we believe that continuing growth at a moderate rate appears to be more likely than a recession. Slowing growth was due in large part to a decline in the rate of new home construction and in part to the lagging effects of rising energy and commodity prices as well as rising short-term interest rates. Slowing economic activity is also due in part to the natural maturation of the cyclical expansion as U.S. factories approach full utilization and the labor market approaches full employment. This slowdown is therefore not entirely unwelcome, as it reduces the threat of higher inflation.

The Federal Reserve Board (the Fed) continues to highlight its commitment to keeping inflationary pressures contained. This is in keeping with "best practices" among the world's central banks: low and stable inflation is believed to be the best backdrop for stable economic growth and low average unemployment over the long term. Keeping inflation low is also an important support for stock and bond valuations, and so the Fed's policy is investor-friendly.

Letter

In Europe, solid GDP growth driven by a positive operating environment for European companies, especially those that are benefiting from strong export markets for their goods and services, is driving unemployment lower and supporting growing consumption. European inflationary pressures appear to be largely under control, with the European Central bank remaining strongly vigilant. Japanese economic growth continues to make progress, and the country has become a more attractive market as deflationary problems recede. Economic growth in emerging market countries remains faster than in the developed world as they continue to "catch up." Leading the way is China, which continues its rise as a world economic power.

Looking forward, we believe that the overall climate for equity investors generally will continue to be positive, although valuations are less attractive than they were a year ago, and a correction after a period of strong performance is possible. Rising yields have depressed year-to-date bond returns, but increased the attractiveness of bonds looking forward.

Sudden swings in the markets are always to be expected. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage shareholders to work closely with their financial advisor to find the mix of stocks, bonds and money market assets that is aligned to their particular risk tolerance and investment objective.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Interest Shares
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

Fixed-income securities delivered modest, but positive, results during the first half of 2007. Over the six months, interest rates trended up, resulting in some price losses for longer maturity bonds. In the following interview, Kenneth J. Taubes discusses the factors that influenced Pioneer Interest Shares' performance during the six months ended June 30, 2007. Mr. Taubes, Director of Pioneer's Fixed Income Group, is responsible for the daily management of the Fund.


Q: How did Interest Shares perform during the first half of 2007?

A: Pioneer Interest Shares had a total return of 0.73% at net asset value for the six months ended June 30, 2007. At market price, the Fund had a return of 6.90%. During the same six months, the Lehman Aggregate Bond Index produced a total return of 0.98%. On June 30, 2007, the Fund's market price was at 2.8% discount to net asset value versus a discount of 8.4% six months earlier. The Fund's 30-day SEC yield was 4.79% on June 30, 2007.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the six months?

A: Returns from the domestic fixed-income market tended to be modest during a period in which interest rates generally rose, especially in May and June. Concerns grew among investors that the U.S. Federal Reserve Board (the Fed) might tighten monetary policies in an effort to stem inflationary pressures. The Fed actually left short-term rates unchanged at 5.25% during the six months, but the period saw a change in investors' expectations for interest rates as the domestic economy re-accelerated in the second quarter following a slowing in the first quarter. Particularly in May and June, market interest rates moved upward. The yield curve - reflecting the difference in yields between short-term and long-term maturities - also steepened as rates of longer term securities rose faster than those of shorter-term maturities. That

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   caused some erosion in the values of Treasury and other higher-quality securities. Among higher quality investments, investment-grade corporate bonds and mortgage securities outperformed Treasuries. However, lower-rated, high-yielding bonds continued to outperform other sectors, supported by growing corporate profits and low default rates, although their results were better in the first quarter than the second.

Q: What were your principal strategies, and how did they affect the Fund's results during the reporting period?

A: We generally upgraded credit quality in the Fund's portfolio, as high-yield corporate bonds continued to outperform during the reporting period, leading to a contraction in the spreads - or differences in yields - between the yields of higher- and lower-quality securities. However, we still had approximately 8.5% of Fund assets invested in below-investment grade securities at the end of the period, and our high-yield exposure contributed to results. We also continued to lower our exposure to investment-grade corporate securities to about 8% of the Fund's assets on June 30, 2007. We did so because we were concerned about the risks that bond issuers might be purchased in highly leveraged transactions that could negatively affect the value of existing securities. The underweighting, however, hurt relative performance during a period when investment-grade corporates also outperformed other sectors. As we cut back our exposure to corporates, we increased our investments in mortgage-backed securities, which helped performance as they outperformed Treasuries during the reporting period. Mortgages accounted for more than 60% of the Fund's assets on June 30, compared to about 53% at the start of the period. The Fund had no direct exposure to subprime mortgages.

   Contributors to performance included: bonds issued by Novelis, a producer of rolled aluminum products; securities of Tenaska, a corporation involved in a variety of power development projects both domestically and internationally; and debt of Presidential Life, an insurer. However, our investments in bonds issued by Sallie Mae, a student loan organization that formerly had been government-sponsored, detracted from results. The bonds underperformed when it was announced that Sallie Mae would be acquired in a leveraged buyout transaction. While our emphasis on mortgages generally helped, our

Pioneer Interest Shares
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07                            (continued)
--------------------------------------------------------------------------------

   positions in some longer-maturity Ginnie Maes tended to underperform Fannie Mae and Freddie Mac holdings.

   Our duration strategy had little impact on results relative to the benchmark. (Duration is a measure of a bond's price sensitivity to changes in interest rates.) We had a shorter duration in the earlier months of the period, but lengthened it somewhat as market interest rates rose in May and June and yields of high-grade, longer-maturity securities looked more appealing. On June 30, the portfolio's effective duration was 4.83 years, compared with
   4.29 years at the beginning of the period. Average credit quality on June 30 was AA.

Q: What is your investment outlook?

A: We believe that the overall economy is strong, as are the fundamentals of corporate bonds. However, while corporate earnings are rising and defaults are low, the yield advantages of lower-rated corporate bonds are low by historical standards and, in our opinion, don't justify a large emphasis. In addition, investment-grade corporates also carry the continued risk posed by merger-and-acquisition activity that can result in downgrades of credit ratings. As a consequence, we don't believe a large emphasis on corporate securities appears justified. At the same time, increases in market interest rates in May and June may have created some additional opportunities to invest in longer-maturity, high-quality securities.

   One factor that could adversely affect the markets is the possibility that major central banks could continue to raise short-term interest rates. The Fed also is watching for any signs of rising inflationary pressures here in the United States. Most types of bonds would be hurt if the Fed were to become more concerned about rising inflation and were to raise short-term interest rates. However, we think a more likely scenario is that inflation would remain in a narrow range against a backdrop of moderate economic growth, which should reduce the potential for monetary tightening. We also expect short-term volatility in the markets to persist, which should create some opportunities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely,

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

when interest rates fall the prices of fixed-income securities in the Fund will generally rise. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Interest Shares
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/07
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

AAA                    0.8%
AA                     0.2%
A                      1.5%
BBB                    6.6%
BB                     5.5%
B                      2.9%
Commercial Paper       2.3%
Treasury/Agency       80.2%


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]


0-1 Years              6.0%
1-3 Years              9.3%
3-4 Years             22.5%
4-6 Years             37.9%
6-8 Years             17.3%
8+ Years               7.0%


10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

 1.   U.S. Treasury Inflation Protected Security, 1.875%, 7/15/15       4.55%
 2.   Government National Mortgage Association, 5.5%, 1/15/37            3.22
 3.   Federal National Mortgage Association, 4.0%, 3/1/36                2.35
 4.   Federal Home Loan Mortgage Corp., 6.0%, 7/1/34                     2.08
 5.   U.S. Treasury Notes, 3.625%, 1/15/10                               2.01
 6.   U.S. Treasury Notes, 5.0%, 2/15/11                                 1.91
 7.   U.S. Treasury Notes, 4.875%, 2/15/12                               1.66
 8.   Federal Home Loan Mortgage Corp., 4.5%, 4/1/22                     1.61
 9.   Government National Mortgage Association, 4.5%, 3/15/35            1.34
10.   U.S. Treasury Inflation Protected Security, 3.375%, 1/15/12        1.34

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Interest Shares
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------


Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Common Share                 6/30/07         12/31/06
                                  $11.96          $12.16

Market Value
per Common Share                 6/30/07         12/31/06
                                  $11.61          $11.14

Distributions                                    Short-Term      Long-Term
per Common Share                Dividends      Capital Gains   Capital Gains
(1/1/07 - 6/30/07)               $0.3000            $  -           $  -

Pioneer Interest Shares
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Interest Shares at market value, compared to that of the Lehman Brothers Aggregate Bond Index.

Cumulative Total Returns
(As of June 30, 2007)

                      Net Asset
Period                Value (NAV)      Market Price
 10 Years                5.32%             5.59%
 5 Years                 4.88              5.27
 1 Year                  5.40             11.79

[FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                  Lehman
                                 Brothers
                 Pioneer         Aggregate
                Interest           Bond
                 Shares            Index
6/97            $10,000          $10,000
                $11,104          $11,054
6/99            $11,340          $11,402
                $11,456          $11,922
6/01            $12,394          $13,261
                $13,236          $14,405
6/03            $14,510          $15,903
                $14,882          $15,954
6/05            $16,074          $17,039
                $15,931          $16,902
6/07            $16,792          $17,937


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees, expenses or charges. You cannot invest directly in an Index.

Pioneer Interest Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (unaudited)
--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount         Rate (b)    Ratings                                                             Value
                                       ASSET BACKED SECURITIES - 2.3% of Net Assets
                                       Consumer Services - 0.3%
                                       Restaurants - 0.3%
$  225,000                 BB/Ba3      Dunkin Brands Master Finance LLC,
                                         8.28%, 6/20/31 (144A)                           $   227,245
                                                                                         -----------
                                       Total Consumer Services                           $   227,245
                                                                                         -----------
                                       Food & Drug Retailing - 0.5%
                                       Food Retail - 0.5%
   455,000                 BB/Aaa      Dominos Pizza Master Issuer LL,
                                         7.629%, 4/25/37                                 $   445,155
                                                                                         -----------
                                       Total Food & Drug Retailing                       $   445,155
                                                                                         -----------
                                       Diversified Financials - 0.6%
                                       Diversified Financial Services - 0.6%
   235,245                 BB-/Ba1     Caithness Coso Fund Corp., 6.263%,
                                         6/15/14 (144A)                                  $   231,761
   331,667                 BBB/Baa2    Power Receivables Finance, 6.29%,
                                         1/1/12 (144A)                                       335,136
                                                                                         -----------
                                                                                         $   566,897
                                                                                         -----------
                                       Total Diversified Financials                      $   566,897
                                                                                         -----------
                                       Utilities - 0.9%
                                       Electric Utilities - 0.9%
   340,110                 BBB-/Baa3   FPL Energy America Wind LLC, 6.639%,
                                         6/20/23 (144A)                                  $   345,555
   249,200                 BB-/Ba2     FPL Energy Wind Funding, 6.876%,
                                         6/27/17 (144A)                                      247,643
   214,186                 BB/Ba2      Tenaska Alabama, 7.0%, 6/30/21 (144A)                 219,161
                                                                                         -----------
                                                                                         $   812,359
                                                                                         -----------
                                       Total Utilities                                   $   812,359
                                                                                         -----------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $2,290,720)                                 $ 2,051,656
                                                                                         -----------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS -
                                       2.3% of Net Assets
                                       Banks - 1.4%
                                       Thrifts & Mortgage Finance - 1.4%
   740,000     5.74        AAA/Aaa     SASC 2007 BHC1 A1, Floating Rate Note,
                                         12/18/49                                        $   710,624
   250,000     5.75        AAA/NR      SASC 2007 BHC1 A2, Floating Rate Note,
                                         12/18/49                                            237,868
   185,000                 NR/Ba1      SBA CMBS Trust, 6.709%, 11/15/36                      182,893

The accompanying notes are an integral part of these financial statements.   11

Pioneer Interest Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount         Rate (b)    Ratings                                                             Value
                                      Thrifts & Mortgage Finance - (continued)
$  135,000                 AA/Aa2     T SRA R 2006-1 B, 5.7467%, 10/15/36                $   132,305
                                                                                         -----------
                                                                                         $ 1,263,690
                                                                                         -----------
                                      Total Banks                                        $ 1,263,690
                                                                                         -----------
                                      Diversified Financials - 0.4%
                                      Diversified Financial Services - 0.4%
   120,000                 NR/Ba1     Global Signal, 7.036%, 2/15/36 (144A)              $   119,711
   202,040                 AAA/Aaa    RALI 2005-QA10 A41, 5.7412%, 9/25/35                   200,258
                                                                                         -----------
                                                                                         $   319,969
                                                                                         -----------
                                      Total Diversified Financials                       $   319,969
                                                                                         -----------
                                      Government - 0.6%
   490,101                 AAA/Aaa    Federal National Mortgage Association,
                                        6.1%, 9/15/18                                    $   489,975
                                                                                         -----------
                                      Total Government                                   $   489,975
                                                                                         -----------
                                      TOTAL COLLATERALIZED MORTGAGE
                                      OBLIGATIONS
                                      (Cost $2,140,751)                                  $ 2,073,634
                                                                                         -----------
                                      CORPORATE BONDS - 14.4% of Net Assets
                                      Energy - 0.9%
                                      Oil & Gas Equipment & Services - 0.3%
   275,000                 B+/B1      Holly Energy Partners LP, 6.25%, 3/1/15            $   257,125
                                                                                         -----------
                                      Oil & Gas Exploration & Production - 0.1%
    70,000                 BB+/Ba2    Southern Star Central Corp., 6.75%, 3/1/16         $    68,950
                                                                                         -----------
                                      Oil & Gas Refining & Marketing - 0.5%
   115,000                 BBB/Baa2   Boardwalk Pipelines LLC, 5.5%, 2/1/17              $   109,566
   335,000                 BB-/Ba2    Semco Energy, Inc., 7.125%, 5/15/08                    336,322
                                                                                         -----------
                                                                                         $   445,888
                                                                                         -----------
                                      Total Energy                                       $   771,963
                                                                                         -----------
                                      Materials - 1.6%
                                      Aluminum - 0.7%
   590,000                 B/B3       Novelis, Inc., 7.25%, 2/15/15                      $   605,488
                                                                                         -----------
                                      Commodity Chemicals - 0.5%
   500,000                 B+/Ba3     Nova Chemicals, Ltd., 6.5%, 1/15/12                $   467,500
                                                                                         -----------
                                      Paper Products - 0.4%
   375,000                 B/B3       Bowater, Inc., 9.375%, 12/15/21                    $   354,375
                                                                                         -----------
                                      Total Materials                                    $ 1,427,363
                                                                                         -----------
                                      Capital Goods - 1.0%
                                      Electrical Component & Equipment - 0.2%
   146,286                 NR/NR      Orcal Geothermal, 6.21%, 12/30/20 (144A)           $   143,538
                                                                                         -----------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount         Rate (b)    Ratings                                                              Value
                                       Trading Companies & Distributors - 0.8%
$  750,000                 BBB-/Baa3   Glencore Funding LLC, 6.0%, 4/15/14 (144A)         $   736,067
                                                                                          -----------
                                       Total Capital Goods                                $   879,605
                                                                                          -----------
                                       Consumer Services - 0.5%
                                       Casinos & Gaming - 0.2%
   205,000                 B/Ba3       Station Casinos, Inc., 6.625%, 3/15/18             $   176,300
                                                                                          -----------
                                       Education Services - 0.3%
   295,000                 AAA/Aaa     President & Fellows of Harvard, 6.3%, 10/1/37      $   298,971
                                                                                          -----------
                                       Total Consumer Services                            $   475,271
                                                                                          -----------
                                       Banks - 0.2%
                                       Diversified Banks - 0.2%
   200,000                 BB+/Baa2    TNK-BP Finance SA, 7.5%, 7/18/16 (144A)            $   206,200
                                                                                          -----------
                                       Total Banks                                        $   206,200
                                                                                          -----------
                                       Diversified Financials - 1.5%
                                       Consumer Finance - 1.4%
   575,000                 B/B1        Ford Motor Credit Co., 5.7%, 1/15/10               $   549,326
   815,000     4.04        BBB+/A2     SLM Corp., Floating Rate Note, 7/25/14                 647,925
                                                                                          -----------
                                                                                          $ 1,197,251
                                                                                          -----------
                                       Specialized Finance - 0.1%
   115,000                 BB/Ba2      NSG Holdings LLC, 7.75%, 12/15/25 (144A)           $   116,150
                                                                                          -----------
                                       Total Diversified Financials                       $ 1,313,401
                                                                                          -----------
                                       Insurance - 4.6%
                                       Life & Health Insurance - 0.8%
   725,000                 B/B2        Presidential Life Corp., 7.875%, 2/15/09           $   725,000
                                                                                          -----------
                                       Multi-Line Insurance - 1.8%
   550,000                 BB+/Ba1     Hanover Insurance Group, 7.625%, 10/15/25          $   571,581
   310,000                 BB+/Baa3    Liberty Mutual Group, 7.0%, 3/15/37 (144A)             297,682
   700,000                 A/A3        Loew Corp., 5.25%, 3/15/16                             670,711
                                                                                          -----------
                                                                                          $ 1,539,974
                                                                                          -----------
                                       Property & Casualty Insurance - 1.4%
   750,000                 BBB-/NR     Kingsway America, Inc., 7.5%, 2/1/14               $   761,201
   450,000                 BBB-/Baa3   Ohio Casualty Corp., 7.3%, 6/15/14                     478,407
                                                                                          -----------
                                                                                          $ 1,239,608
                                                                                          -----------
                                       Reinsurance - 0.6%
   520,000                 BBB/NA      Platinum Underwriters HD, 7.5%, 6/1/17             $   535,311
                                                                                          -----------
                                       Total Insurance                                    $ 4,039,893
                                                                                          -----------
                                       Real Estate - 1.9%
                                       Real Estate Management & Development - 1.1%
   980,000                 BB-/Ba3     Forest City Enterprises, 7.625%, 6/1/15            $   987,350
                                                                                          -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Interest Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount         Rate (b)    Ratings                                                              Value
                                       Real Estate Investment Trusts - 0.8%
$  550,000                 BBB-/Baa2   Health Care REIT, Inc., 6.2%, 6/1/16               $   544,891
   135,000                 AAA/Aaa     Trustreet Properties Inc., 7.5%, 4/1/15                145,279
                                                                                          -----------
                                                                                          $   690,170
                                                                                          -----------
                                       Total Real Estate                                  $ 1,677,520
                                                                                          -----------
                                       Technology Hardware & Equipment - 0.9%
                                       Computer Hardware - 0.9%
   800,000                 BBB-/Baa3   NCR Corp., 7.125%, 6/15/09                         $   817,242
                                                                                          -----------
                                       Total Technology Hardware & Equipment              $   817,242
                                                                                          -----------
                                       Utilities - 1.3%
                                       Electric Utilities - 1.1%
   238,160                 BBB-/Baa3   Crocket Cogeneration, 5.869%,
                                         3/30/25 (144A)                                   $   228,774
   220,000                 BBB+/Baa3   Entergy Gulf States, 5.7%, 6/1/15                      210,828
   550,000                 BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                         3/30/21 (144A)                                       528,044
                                                                                          -----------
                                                                                          $   967,646
                                                                                          -----------
                                       Gas Utilities - 0.1%
   175,000                 BB/Ba1      Southern Union Co., 7.2%, 11/1/66                  $   175,231
                                                                                          -----------
                                       Total Utilities                                    $ 1,142,877
                                                                                          -----------
                                       TOTAL CORPORATE BONDS
                                       (Cost $12,960,989)                                 $12,751,335
                                                                                          -----------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -
                                       78.9% of Net Assets
 2,236,444                 AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                         4.5%, 3/1/20 - 4/1/35                            $ 2,116,371
 2,865,268                 AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                         5.0%, 12/1/21 - 7/1/35                             2,718,820
 2,165,020                 AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                         5.5%, 9/1/33 - 6/1/35                              2,095,137
 3,743,889                 AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                         6.0%, 2/1/33 - 6/1/35                              3,723,943
   394,241                 AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                         6.5%, 11/1/33                                        402,513
    18,005                 NR/NR       Federal Home Loan Mortgage Corp.,
                                         7.0%, 11/1/30                                         18,614
 2,712,148                 NR/NR       Federal National Mortgage Association,
                                         4.0%, 7/1/18 - 3/1/36                              2,392,021
 1,473,757                 AAA/Aaa     Federal National Mortgage Association,
                                         4.5%, 4/1/22                                       1,398,784

14   The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount         Rate (b)    Ratings                                                              Value
                                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$1,305,794                 AAA/Aaa   Federal National Mortgage Association,
                                       5.0%, 10/1/20 - 2/1/22                             $ 1,262,239
   429,017                 AAA/Aaa   Federal National Mortgage Association,
                                       5.429%, 12/1/36                                        429,016
   911,057                 AAA/Aaa   Federal National Mortgage Association,
                                       5.448%, 8/1/36                                         908,796
 4,164,272                 AAA/Aaa   Federal National Mortgage Association,
                                       5.5%, 12/1/18 - 4/1/36                               4,059,233
   485,780                 AAA/Aaa   Federal National Mortgage Association,
                                       5.536%, 8/1/36                                         487,609
 2,107,341                 NR/NR     Federal National Mortgage Association,
                                       6.0% 2/1/32 - 9/15/33                                2,096,287
 1,516,458                 NR/NR     Federal National Mortgage Association,
                                       6.5%, 5/1/31 - 7/1/34                                1,543,929
   153,689                 NR/NR     Federal National Mortgage Association,
                                       7.0%, 12/1/31                                          159,290
 4,359,328                 AAA/Aaa   Government National Mortgage Association,
                                       4.5%, 8/15/33 - 5/15/35                              4,001,349
 3,342,697                 AAA/Aaa   Government National Mortgage Association,
                                       5.0%, 10/15/18 - 5/15/36                             3,179,008
 8,542,873                 AAA/Aaa   Government National Mortgage Association,
                                       5.5%, 10/15/17 - 3/15/37                             8,302,760
 8,071,293                 AAA/Aaa   Government National Mortgage Association,
                                       6.0%, 12/15/08 - 10/15/36                            8,044,566
   330,790                 AAA/Aaa   Government National Mortgage Association,
                                       6.5%, 5/15/29 - 1/15/34                                337,137
   189,657                 NR/NR     Government National Mortgage Association,
                                       7.0%, 6/15/31 - 10/15/31                               197,613
    36,526                 NR/NR     Government National Mortgage Association, I,
                                       7.0%, 3/15/31                                           38,057
   569,040                 AAA/Aaa   Government National Mortgage Association, II,
                                       5.5%, 10/20/19 - 2/20/34                               556,610
   152,042                 NR/NR     Government National Mortgage Association, II,
                                       7.0%, 1/20/29                                          158,121
   500,000                 AAA/Aaa   U.S. Treasury Bonds, 4.625%, 3/31/08                     498,516
   495,000                 AAA/Aaa   U.S. Treasury Bonds, 5.125%, 5/15/16                     497,784
   650,000                 AAA/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28                     654,469
   240,000                 AAA/Aaa   U.S. Treasury Bonds, 6.25%, 8/15/23                      266,494
   850,000                 AAA/Aaa   U.S. Treasury Bonds, 7.25%, 5/15/16                      982,348
 4,185,738                 AAA/Aaa   U.S. Treasury Inflation Protected Security,
                                       1.875%, 7/15/15                                      3,955,522

The accompanying notes are an integral part of these financial statements.   15

Pioneer Interest Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount         Rate (b)    Ratings                                                              Value
                                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$  494,537                 AAA/Aaa   U.S. Treasury Inflation Protected Security,
                                       2.0%, 1/15/16                                      $   469,531
   459,716                 AAA/Aaa   U.S. Treasury Inflation Protected Security,
                                       3.0%, 7/15/12                                          468,623
 1,128,838                 AAA/Aaa   U.S. Treasury Inflation Protected Security,
                                       3.375%, 1/15/12                                      1,165,173
 1,800,000                 AAA/Aaa   U.S. Treasury Notes, 3.625%, 1/15/10                   1,746,000
   625,000                 AAA/Aaa   U.S. Treasury Notes, 4.0%, 2/15/15                       585,254
   750,000                 AAA/Aaa   U.S. Treasury Notes, 4.25%, 11/15/14                     715,606
   500,000                 AAA/Aaa   U.S. Treasury Notes, 4.5%, 11/15/15                      482,266
   670,000                 AAA/Aaa   U.S. Treasury Notes, 4.5%, 2/15/36                       606,664
 1,440,000                 AAA/Aaa   U.S. Treasury Notes, 4.875%, 2/15/12                   1,438,200
 1,650,000                 AAA/Aaa   U.S. Treasury Notes, 5.0%, 2/15/11                     1,657,481
   135,000                 AAA/Aaa   U.S. Treasury Notes, 5.25%, 2/15/29                      135,928
   505,000                 AAA/Aaa   U.S. Treasury Notes, 5.375%, 2/15/31                     518,572
   840,000                 AAA/Aaa   U.S. Treasury Notes, 5.5%, 8/15/28                       871,434
   450,000                 AAA/Aaa   U.S. Treasury Notes, 7.875%, 2/15/21                     566,262
   550,000                 AAA/Aaa   U.S. Treasury Strip, 0.0%, 11/15/13                      402,062
   500,000                 AAA/Aaa   U.S. Treasury Strip, 0.0%, 5/15/13                       375,471
                                                                                          -----------
                                                                                          $69,687,483
                                                                                          -----------
                                     TOTAL U.S. GOVERNMENT AND AGENCY
                                     OBLIGATIONS
                                     (Cost $71,479,796)                                   $69,687,483
                                                                                          -----------
                                     MUNICIPAL BOND - 0.3% of Net Assets
                                     Government - 0.3%
                                     Municipal Tobacco - 0.3%
   300,000                 AAA/NR    Tobacco Settlement Authority Iowa,
                                       6.79%, 6/1/10                                      $   304,860
                                                                                          -----------
                                     TOTAL MUNICIPAL BOND
                                     (Cost $279,727)                                      $   304,860
                                                                                          -----------

16   The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount         Rate (b)    Ratings                                                              Value
                                     TEMPORARY CASH INVESTMENT - 2.4% of Net Assets
                                     Repurchase Agreement - 2.4%
$2,100,000                 NR/NR     Lehman Brothers, Inc., 4.0%, dated 6/29/07,
                                     repurchase price of $2,100,000 plus accrued
                                     interest on 7/2/06, collateralized by
                                     $3,292,000 U.S. Treasury Bill, 3.625%,
                                     1/15/08                                              $ 2,100,000
                                                                                          -----------
                                     TOTAL TEMPORARY CASH INVESTMENT
                                     (Cost $2,100,000)                                    $ 2,100,000
                                                                                          -----------
                                     TOTAL INVESTMENT IN SECURITIES - 100.6%
                                     (Cost $91,251,983) (a)                               $88,968,968
                                                                                          -----------
                                     OTHER ASSETS AND LIABILITIES - (0.6)%                $  (556,082)
                                                                                          -----------
                                     TOTAL NET ASSETS - 100.0%                            $88,412,886
                                                                                          ===========

NR    Not rated by either S&P or Moody's.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2007, the value of these securities amounted to $3,982,667 or 4.5% of total net assets.

(a) At June 30, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $91,377,512 was as follows:

      Aggregate gross unrealized gain for all investments in which there is
      an excess of value over tax cost                                                  $    272,394
      Aggregate gross unrealized loss for all investments in which there is
      an excess of tax cost over value                                                    (2,680,938)
                                                                                        ------------
      Net unrealized loss                                                               $ (2,680,938)
                                                                                        ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2007 aggregated $17,137,367 and $11,152,072, respectively.


The accompanying notes are an integral part of these financial statements.   17

Pioneer Interest Shares
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $91,251,983)                       $88,968,968
  Receivables -
    Investment securities sold                                              692
    Dividends, interest and foreign taxes withheld                      729,343
    Due from bank                                                         1,931
  Other                                                                   2,262
                                                                    -----------
     Total assets                                                   $89,703,196
                                                                    -----------
LIABILITIES:
  Due to affiliates                                                 $ 1,216,169
  Accrued expenses                                                       74,141
                                                                    -----------
     Total liabilities                                              $ 1,290,310
                                                                    -----------
NET ASSETS:
  Paid-in capital                                                   $96,493,757
  Distributions in excess of net investment income                     (174,764)
  Accumulated net realized loss on investments                       (5,623,092)
  Net unrealized loss on investments                                 (2,283,015)
                                                                    -----------
     Total net assets                                               $88,412,886
                                                                    ===========
NET ASSET VALUE PER SHARE:
  (Based on $88,412,886/7,395,024 shares)                           $     11.96
                                                                    ===========


18   The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/07

INVESTMENT INCOME:
  Interest                                               $2,555,292
  Income from securities loaned, net                            56
                                                         ----------
     Total investment income                                             $ 2,555,348
                                                                         -----------
EXPENSES:
  Management fees                                        $ 254,779
  Transfer agent fees and expenses                          25,427
  Administrative reimbursements                             10,070
  Custodian fees                                             7,129
  Professional fees                                         44,822
  Printing expense                                          12,738
  Fees and expenses of nonaffiliated trustees                3,303
  Miscellaneous                                             32,900
                                                         ----------
     Net expenses                                                        $   391,168
                                                                         -----------
       Net investment income                                             $ 2,164,180
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments                                          $ (55,774)
    Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies      14,225       $   (41,549)
                                                         ----------      -----------
  Change in net unrealized loss on investments                           $(1,424,681)
                                                                         -----------
  Net loss on investments and foreign currency
    transactions                                                         $(1,466,230)
                                                                         -----------
  Net increase in net assets resulting from operations                   $   697,950
                                                                         ===========

The accompanying notes are an integral part of these financial statements.   19

Pioneer Interest Shares
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/07 and the Year Ended 12/31/06, respectively

                                                         Six Months Ended
                                                             6/30/07         Year Ended
                                                           (unaudited)        12/31/06
FROM OPERATIONS:
Net investment income                                     $  2,164,180      $  3,909,029
Net realized gain (loss) on investments and foreign
  currency transactions                                        (41,549)          286,661
Change in net unrealized loss on investments                (1,424,681)         (827,655)
                                                          ------------      ------------
    Net increase in net assets resulting
     from operations                                      $    697,950      $  3,368,035
                                                          ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.30 and $0.09 per share, respectively)     $ (2,218,507)     $ (4,363,054)
                                                          ------------      ------------
     Total distributions to shareowners                   $ (2,218,507)     $ (4,363,054)
                                                          ------------      ------------
    Net increase (decrease) in net assets                 $ (1,520,557)     $   (995,019)
NET ASSETS:
Beginning of period                                         89,933,443        90,928,462
                                                          ------------      ------------
End of period                                             $ 88,412,886      $ 89,933,443
                                                          ============      ============
Distributions in excess of net investment income          $   (174,764)     $   (120,437)
                                                          ============      ============

20   The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months       Year        Year         Year          Year       Year
                                                         Ended 6/30/07     Ended       Ended         Ended        Ended      Ended
                                                          (unaudited)     12/31/06    12/31/05   12/31/04 (a)    12/31/03   12/31/02
Net asset value, beginning of period                       $ 12.16        $ 12.30     $ 12.61     $  12.58       $ 12.22    $ 12.33
                                                           -------        -------     -------     --------       -------    -------
Increase from investment operations:
 Net investment income                                     $  0.29        $  0.52     $  1.81     $   0.61       $  0.69    $  0.82
 Net realized and unrealized gain (loss) on investments      (0.19)         (0.07)      (1.50)        0.14          0.35      (0.12)
                                                           -------        -------     -------     --------       -------    -------
  Net increase from investment operations                  $  0.10        $  0.45     $  0.31     $   0.75       $  1.04    $  0.70
Distributions to shareowners:
 Net investment income                                       (0.30)         (0.59)      (0.62)       (0.72)        (0.68)     (0.81)
                                                           -------        -------     -------     --------       -------    -------
Net increase (decrease) in net asset value                 $ (0.20)       $ (0.14)    $ (0.31)    $   0.03       $  0.36    $ (0.11)
                                                           -------        -------     -------     --------       -------    -------
Net asset value, end of period                             $ 11.96        $ 12.16     $ 12.30     $  12.61       $ 12.58    $ 12.22
                                                           =======        =======     =======     ========       =======    =======
Market value, end of period                                $ 11.61        $ 11.14     $ 10.85     $  11.45       $ 11.53    $ 11.23
                                                           =======        =======     =======     ========       =======    =======
Total return*                                                 6.90%          3.78%       0.11%        5.48%(c)      8.91%      5.58%
Ratio of net expenses to average net assets+                  0.82%**        1.00%       0.81%        0.77%         0.90%      0.84%
Ratio of net investment income to average net assets+         4.54%**        4.33%       4.51%        4.82%         5.53%      7.15%
Portfolio turnover rate                                         26%            34%         42%          47%           71%        43%
Net assets, end of period (in thousands)                   $88,413        $89,919     $90,928     $ 93,286       $93,014    $90,334
Ratios assuming no reduction for fees paid indirectly:
 Net expenses                                                 0.82%**        1.00%       0.81%        0.77%         0.90%      0.84%
 Net investment income                                        4.54%**        4.33%       4.51%        4.87%         5.53%      7.15%


* Total investment return is calculated assuming a purchase of shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
**  Annualized
+   Ratios assuming no reduction for fees paid indirectly.
(a) The per share data presented is based upon the average shares outstanding for the period presented.
(b) Previously reported 2.40% which is based on net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
(c) Previously reported 6.11% which is based on net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the net asset value at the end of the period.

 The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Interest Shares (the Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek interest income by investing in a diversified portfolio of debt obligations, primarily investment grade, with the objective of obtaining as high a yield as possible consistent with this type of investment.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates.

Investments in high yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Fund will generally rise. The fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Information regarding the Fund's principal risks is contained in the Fund's original offering prospectus with additional information included in the Fund's Shareowner reports from time to time. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. All discounts/premiums

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   are accreted/amortized for financial reporting purposes over the life of the respective securities. Premium and discount related to certain mortgage-backed securities are amortized and accreted in proportion to the monthly paydowns. Interest income is recorded on the accrual basis. Amortization and accretion or premium or discount on debt securities is included in interest income. Temporary cash investments are valued at cost which approximates market value.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   Information regarding the Fund's principal investment risks is contained in the Fund's original offering prospectus(es). Please refer to those documents when considering the Fund's risks.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                                     2006
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                                                  $4,363,054
                                                                   ----------
    Total                                                          $4,363,054
                                                                   ==========
--------------------------------------------------------------------------------

Pioneer Interest Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (unaudited)                  (continued)
--------------------------------------------------------------------------------

   The following shows the components of accumulated realized and unrealized gains and losses on a federal income tax basis at December 31, 2006.

--------------------------------------------------------------------------------
                                                                      2006
--------------------------------------------------------------------------------
  Capital loss carryforward                                       $(5,576,451)
  Unrealized depreciation                                            (983,863)
                                                                  -----------
    Total                                                         $(6,560,314)
                                                                  ===========
--------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium amortization.

C. Dividend and Distribution Reinvestment Plan

   All shareowners of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange on the Dividend Valuation Date, is computed as follows: (a) if the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Plan Agent will distribute the dividends or distributions to the participant in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   impose a service charge. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareowners are recorded as of the Dividend Valuation Date. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

D. Securities Lending

   The Fund lends securities in the Portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2007, $2,869 was payable to PIM related to management fees, administrative reimbursements and certain other services and is included in due to affiliates.

Pioneer Interest Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (unaudited)                  (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with American Stock Transfer & Trust Co., provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $4,800 in transfer agent fees due from PIMSS at June 30, 2007.

4. New Pronouncements

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Subsequent Event

Proxy materials have been filed with the Securities and Exchange Commission seeking shareholder approval of the reorganization of The Fund, a closed-end fund, into Pioneer Bond Fund, an open-end fund. The filing follows approval by the Boards of Trustees of The Fund and Pioneer Bond Fund of the reorganization and is subject to the approval of shareholders of The Fund. Under the terms of the proposed reorganization, the assets of The Fund would be transferred to, and its liabilities would by assumed by, Pioneer Bond Fund in exchange for Class Y shares of Pioneer Bond Fund. Class Y shares of Pioneer Bond Fund then would be distributed to the shareholders of The Fund, which would be terminated. A shareholder meeting is anticipated to be held in October 2007. There can be no assurance that the reorganization will be approved or, if approved, completed. If

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

approved by shareholders of The Fund, the reorganization is expected to take place in October, 2007.

The Trustees believe this reorganization is in the best interests of the shareholders of both funds. Details of the rationale for this reorganization are contained in the proxy materials to be sent to shareholders of The Fund.

The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or their shareholders as a direct result of the reorganization.

Pioneer Interest Shares
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
Trustees                                    Officers
John F. Cogan, Jr., Chairman                John F. Cogan, Jr., President
David R. Bock                               Daniel K. Kingsbury, Executive
Mary K. Bush                                  Vice President
Margaret B.W. Graham                        Vincent Nave, Treasurer
Daniel K. Kingsbury                         Dorothy E. Bourassa, Secretary
Thomas J. Perna
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Sub-Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST)* for:

Account Information                                      1-800-710-0935

Or write to AST:

For                                                      Write to
General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY
                                                         11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY
                                                         10269-0560
Website                                                 www.amstock.com

* On July 17, 2006, AST became the Trust's sub-transfer agent with respect to its common shares.

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

N/A


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Interest Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August 29, 2007

* Print the name and title of each signing officer under his or her signature.